December 22, 2008

     DREYFUS MONEY MARKET INSTRUMENTS, INC.

- Government Securities Series

     Supplement to the Prospectus Dated May 1, 2008

As a result of current market conditions and the prevailing interest rate environment, the fund will close to new investment accounts as of the close of business on December 22, 2008. Investors with open accounts as of December 22, 2008, may make additional investments in such accounts, subject to the respective fund’s ability to accommodate such purchase orders in the best interests of the fund and its shareholders. Current investors wishing to make additional investments in open accounts are urged to consult directly with Dreyfus Investments or Dreyfus Retail Services, as applicable, prior to submitting a purchase order.

     The following information supplements and should be read in conjunction with the section of the Fund’s Prospectus entitled “Goal/Approach.”

The Government Securities Series invests short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, and repurchase agreements, including tri-party repurchase agreements. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

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